MFS(R) VARIABLE INSURANCE TRUST

                          MFS GLOBAL GOVERNMENTS SERIES

                      Supplement to the Current Prospectus

The description of the portfolio managers for the series is hereby restated as follows:

James T. Swanson and Peter C. Vaream are the portfolio managers of the series. Mr. Swanson, a Senior Vice President of the adviser, has been employed in the investment management area of the adviser since 1985 and has been the series' portfolio manager since August 1, 1998. Mr. Vaream, a Vice President of the adviser, has been employed in the investment management area of the adviser since 1992 and is a portfolio manager of the series as of the date of this supplement.

                 The date of this Supplement is October 1, 2001.